SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT:  MAY 2, 2002
DATE OF EARLIEST EVENT REPORTED:  MAY 2, 2002

                         ICN PHARMACEUTICALS, INC.
           (Exact name of registrant as specified in its charter)


       DELAWARE                 1-11397                     33-0628076
   (State or other           (Commission File            (I.R.S. Employer
   jurisdiction of               number)              Identification Number)
   incorporation or
   organization)
                             3300 HYLAND AVENUE
                        COSTA MESA, CALIFORNIA 92626
                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (714) 545-0100

Item 5.   Other Events.
          ------------


          On May 2, 2002, the registrant issued the press release filed as Exhibit 99.1 hereto.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          Exhibit                Description
          -------                -----------

          99.1                   Press Release issued May 2, 2002.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

          Dated: May 2, 2002

                                          ICN PHARMACEUTICALS, INC.


                                          By:  /s/ Gregory Keever
                                              ------------------------------
                                                Gregory Keever
                                                Executive Vice President,
                                                General Counsel and
                                                Corporate Secretary

                               EXHIBIT INDEX

          Exhibit                Description
          -------                -----------

          99.1                   Press Release issued May 2, 2002.